Income taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

17.    INCOME TAXES

The following is a geographical breakdown of loss before income taxes:

	Year Ended December 31,
	2022	2021
Domestic	$(115,624)	$(79,962)
Foreign	3,140	878
	$(112,484)	$(79,084)

The provision for income taxes consisted of the following:

	Year Ended December 31,
	2022	2021
Current provision:
Federal	$—	$—
State	7	5
Foreign	755	339
Total current provision	$762	$344
Deferred provision:
Federal	$—	$—
State	—	—
Foreign	2,127	112
Total deferred provision	$2,127	$112
Total provision for income taxes	$2,889	$456
Effective income tax expense rate	(2.6)%	(0.6)%

The Company has incurred net pre-tax losses in the United States only for all periods presented. The Company recorded an income tax expense of $2.9 million and $0.5 million for the years ended December 31, 2022 and 2021, respectively, which reflects withholding tax paid on the U.S. books for sales in foreign jurisdictions and estimated 2022 income tax related to foreign subsidiaries.

The provision for income taxes differed from the amount computed by applying the federal statutory rate to our income before income taxes as follows:

	Year Ended December 31,
	2022	2021
Federal statutory income tax rate	21.00%	21.00%
Tax provision at statutory rate	$(23,622)	$(16,608)
State income tax rate	7	5
Foreign withholding and income tax	2,298	388
Foreign rate differential	(115)	—
Research and development credits	(1,731)	(1,605)
Change in valuation allowance	24,272	15,804
Stock based compensation	1,540	728
Permanent book tax differences	470	996
Other	(230)	748
	$2,889	$456

The components of our deferred tax assets and liabilities were as follows:

	Year Ended December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$79,060	$70,808
Research and development credits	13,809	10,650
Property and equipment and intangible assets	178	91
Deferred revenue	1,612	3,662
Contract liability	—	1,154
Share-based compensation	3,062	1,235
Operating lease liabilities	2,106	2,861
Section 174 research and development capitalization	13,319	—
Accruals and reserves	888	863
Other	23	—
Total deferred tax assets	114,057	91,324
Valuation allowance	(112,204)	(86,695)
Total deferred tax assets, net	1,853	4,629
Deferred tax liabilities:
Right-of-use assets	(1,811)	(2,460)
Total deferred tax liabilities	(1,811)	(2,460)
Net deferred tax assets	$42	$2,169
Recorded as:
Non-current deferred tax assets	$55	$2,169
Non-current deferred tax liabilities (included as a component of Other liabilities)	(13)	—
Net deferred tax assets	$42	$2,169

Based on available objective evidence, management believes it is more-likely-than-not that the domestic federal and state deferred tax assets; and excess Canadian SR&ED tax credits will not be fully realized due to the Company’s cumulative losses and inability to utilize excess tax credits. Accordingly, the Company has provided a valuation allowance on deferred tax assets in excess of deferred tax liabilities against its federal and state deferred tax assets as of December 31, 2022 and 2021. The valuation allowance increased by $25.5 million and by $17.9 million for the years ended December 31, 2022 and 2021, respectively.

The Company capitalized research and development expenditures incurred during the year ended December 31, 2022 and amortizes such expenditures over 5 or 15 years, as applicable, pursuant to Section 174 of the Internal Revenue Code as required by the 2017 Tax Cuts and Jobs Act. The mandatory capitalization requirement did not have a material impact on our net deferred tax assets or cash tax liabilities.

The Company is not asserting permanent reinvestment of its unrepatriated foreign earnings. As of December 31, 2022, the Company anticipated that the tax liability associated with any potential repatriation of foreign earnings is not material.

As of December 31, 2022, the Company had net operating loss carry forwards of approximately $344.6 million and $106.9 million available to reduce future taxable income, if any, for both federal and state income tax purposes, respectively. The federal and state net operating loss carry forwards will start to expire in 2025 and 2028, respectively, with the exception of $256.0 million in federal net operating loss carryforwards, which can be carried forward indefinitely.

The Company also had federal and state research and development credit carry forwards of approximately $11.4 million and $9.1 million, respectively, at December 31, 2022. The federal credits will expire starting in 2029 if not utilized. State research and development tax credits can be carried forward indefinitely.

Under Sections 382 and 383 of the Internal Revenue Code of 1986 and similar state tax laws, utilization of net operating loss carryforwards and tax credits may be subject to annual limitations due to certain ownership changes. The Company’s net operating loss carryforwards and tax credits could expire before utilization if subject to annual limitations.

The Company files U.S. federal income tax returns as well as income tax returns in many U.S. states and foreign jurisdictions. As of December 31, 2022, the tax years 2006 through the current period remain open to examination by the major jurisdictions in which the Company is subject to tax. Fiscal years outside the normal statute of limitation remain open to audit by tax authorities due to tax attributes generated in those early years, which have been carried forward and may be audited in subsequent years when utilized.

Changes in gross unrecognized tax benefits during the periods presented were as follows (in thousands):

Balance as of December 31, 2020	$4,301
Increase for tax positions of prior years	36
Increase for tax positions of current year	731
Balance as of December 31, 2021	5,068
Increase for tax positions of current year	1,062
Balance as of December 31, 2022	$6,130

These unrecognized tax benefits, if recognized, would not affect the effective tax rate and would be offset by the reversal of related deferred tax assets which are subject to a full valuation allowance. As of December 31, 2022, the Company has not accrued any interest or penalties. The Company does not anticipate any significant change in the Company’s uncertain tax positions within 12 months of this date.